                             LETTER OF TRANSMITTAL
                                TO TENDER SHARES

                                       OF

                          NEW DIMENSION SOFTWARE LTD.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 11, 1999

                                       BY

                               BMC SOFTWARE, INC.

                      THE OFFER AND WITHDRAWAL RIGHTS WILL
           EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY,
                  APRIL 8, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                                BANKBOSTON, N.A.

                 By Mail:                               By Facsimile                               By Hand:
                                                        Transmission:
             BANKBOSTON, N.A.                                                                SECURITIES TRANSFER &
      Attn: Corporate Reorganization                    (FOR ELIGIBLE                      REPORTING SERVICES, INC.
               P.O. Box 8029                         INSTITUTIONS ONLY)                     c/o Boston EquiServe LP
           Boston, MA 02266-8029                      781-575-2233/2232                       100 Williams Street
                                                                                                   Galleria
                                                                                              New York, NY 10038

                                                    By Overnight Courier:
                                                      BANKBOSTON, N.A.
                                               Attn: Corporate Reorganization
                                                      150 Royall Street
                                                      Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                     CERTIFICATE(S) TENDERED
                  ON THE CERTIFICATE(S)                           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF SHARES
                                                               CERTIFICATE       REPRESENTED BY     NUMBER OF SHARES
                                                               NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
    Depositary are tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by holders of Shares (as defined below) of New Dimension Software Ltd. ("Shareholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by BankBoston, N.A. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

Shareholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined under "Procedure for Tendering Shares -- Book-Entry Transfer" in the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined under "Terms of the Offer" in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedure set forth under "Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

Window Ticket Number (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
---------------------------------------------------------------------------

If Delivered by book-entry transfer, Check box:  [ ]

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility, other than to the account indicated above.

   Issue (check appropriate box(es)):
   [ ] Check to:
   [ ] Certificate(s) to

   Name
   -------------------------------------------------------
                                 (PLEASE PRINT)

   Address
   -----------------------------------------------------

        ---------------------------------------------------------------
                              (INCLUDING ZIP CODE)

        ---------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

   Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

   Check box:

        [ ]     Depository Trust Company

   Account Number:

   ------------------------------
        ---------------------------------------------------------------
        ---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail (check appropriate box(es)):
   [ ] Check to:
   [ ] Certificate(s) to
   Name
   -------------------------------------------------------
                                 (PLEASE PRINT)

   Address
   -----------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                         (SEE FORM W-9 ON REVERSE SIDE)

        ---------------------------------------------------------------

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to BMC Software, Inc., a Delaware corporation ("Purchaser"), the above-described ordinary shares, NIS 0.01 par value per share (the "Shares"), of New Dimension Software Ltd., an Israeli corporation (the "Company"), at a purchase price of $52.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated March 11, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to assign, in its sole discretion, to any newly-formed direct wholly owned subsidiary of Purchaser, the right to purchase Shares tendered pursuant to the Offer.

     Accordingly, the undersigned hereby deposits with you the above-described certificates representing the Shares. Subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby that are purchased pursuant to the Offer and any and all other distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after March 11, 1999 (a "Distribution") and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates (the "Certificates") evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the Offer.

     The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares (and any Distributions) tendered hereby, including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies shall be considered coupled with an interest in the Shares tendered herewith and therefore be irrevocable. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper, including, without limitation, in respect of any general meeting of the Shareholders, or any adjournment or postponement thereof, in connection with any, action by written consent in lieu of a meeting or otherwise. The undersigned acknowledges that Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting rights with respect to such Shares (and any Distributions), including, without limitation, the right to vote at any meeting of Shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when such Shares (and any Distributions) are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares (and any Distributions) tendered hereby will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after March 11, 1999 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17 Ad-15 under the Exchange Act (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holders (which term, for purposes of this section, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered herewith for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if Certificates evidencing Shares not accepted for payment or not tendered are to be issued to a person other than the registered holder, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in each case signed exactly as the name or names of the registered holder or holders appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Shareholders if Certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Shares -- Book-Entry Transfer" in the Offer to Purchase. For a Shareholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with all required signature guarantees, or in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase), and all other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth above prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) Certificates representing such tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) such Shares must be delivered pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Shares -- Book-Entry Transfer" in the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering Shareholder must comply with the guaranteed delivery procedures set forth below and under "Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase.

     Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or a manually-signed facsimile thereof), with all required signature guarantees, or in the case of a book-entry transfer, an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Shareholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. If fewer than all of the Shares represented by any Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     (d) If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of each person's authority to so act must be submitted.

     (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required. If, however, payment is to be made to, or Certificates not tendered or not purchased are to be issued or returned to a person other than the registered holder(s) then the Certificates must be endorsed or accompanied by appropriate instruments of transfer. Signatures on such certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the Share(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by Book-Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

     8. Determination of Validity. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares pursuant to any of the procedures described herein will be determined by Purchaser in its sole discretion, which determination shall be final and binding on all parties. Purchaser reserves the absolute right to reject any or all tenders of Shares determined not to be in proper form or the acceptance of or payment for which may, in the opinion of counsel, be unlawful and reserves the absolute right (but shall not be obligated) to waive any defect or irregularity in any tender of Shares. Subject to the terms of the Tender Agreement, Purchaser also reserves the absolute right (but shall not be obligated) to waive or to amend any of the conditions of the Offer or any defect or irregularity in any tender with respect to Shares of any particular Shareholder, whether or not similar defects or irregularities are waived in the case of other Shareholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. Purchaser's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. None of Purchaser, the Dealer Managers, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses or telephone numbers set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Purchaser's expense.

     10. Waiver of Conditions. Subject to the Tender Agreement, the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time, in the Purchaser's sole discretion.

     11. Backup Withholding Tax. Except in the case of foreign persons, each tendering Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that such Shareholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The tendering Shareholder should indicate in the box in Part I of the Substitute Form W-9 if such Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Shareholder has indicated in the box in Part I that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. A tendering Shareholder who is a foreign person (i.e., who is not a citizen or resident of the United States) should provide the Depositary with a completed Form W-8. Please contact the Depositary, if necessary, in order to obtain a copy of Form W-8.

     12. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary, BankBoston, N.A., at the address or facsimile number set forth herein. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, MUST BE RECEIVED BY THE DEPOSITARY (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS AND/OR SIGNATURES), OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Shareholder's correct TIN on Substitute Form W-9 below. If such Shareholder is an individual, the TIN is such individual's social security number. If the tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Shareholder should so indicate on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such Shareholders with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

     Certain Shareholders are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, such Shareholder generally must submit an I.R.S. Form W-8. An I.R.S. Form W-8 can be obtained from the Depositary. See the enclosed Guidelines or Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Other exempt recipients should complete Form W-9 in order to avoid the possible imposition of backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, generally a Shareholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Shareholder is awaiting a TIN) and that (i) such Shareholder is exempt from backup withholding or (ii) such Shareholder has not been notified by the IRS that such Shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the Shareholder that such Shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

                                   IMPORTANT
                 SHAREHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                              FORM W-9 ON REVERSE

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))

DATED  , 1999

(Must be signed by the registered holder(s) exactly as name(s) appears(s) on the Certificate or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full title):
--------------------------------------------------------------------------------
                              (See Instruction 5)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Codes and Telephone Numbers:
-------------------------------------------------------------------------------
                                     (Home)

--------------------------------------------------------------------------------
                                   (Business)

Taxpayer Identification or Social Security No.:
---------------------------------------------------------------------
               (Complete Substitution Form W-9 on following page)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

(FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.)

--------------------------------------------------------------------------------
                            Authorized Signature(s):

--------------------------------------------------------------------------------
                                     Name:

--------------------------------------------------------------------------------
                                     Title:

--------------------------------------------------------------------------------
                                 Name of Firm:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Address Including Zip Code:

--------------------------------------------------------------------------------
                          Area Code and Telephone No.:

--------------------------------------------------------------------------------
                                     Dated:

-------------------------------------------------------------------------------------------

                                    PAYOR'S NAME: BANKBOSTON, N.A., AS DEPOSITARY
-------------------------------------------------------------------------------------------
                                          PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
                                          AND CERTIFY BY SIGNING AND DATING BELOW
                                      -----------------------------------------------------
                                          NAME
              SUBSTITUTE
               FORM W-9                   ------------------------------------------
          DEPARTMENT OF THE
              TREASURY                    Business Name
          INTERNAL REVENUE
               SERVICE                    Please check appropriate box:
                                          [ ] Individual/Sole Proprietor
           PAYORS REQUEST                 [ ] Corporation
            FOR TAXPAYER                  [ ] Partnership       [ ] Other
           IDENTIFICATION
               NUMBER                     ------------------------------------------
               ("TIN")
          AND CERTIFICATION               Address:
                                          ------------------------------------------
                                          City, State, Zip Code:
                                          ------------------------------------------
                                      -----------------------------------------------------
                                          PART 3 -- CERTIFICATION. Under penalties of
                                          perjury, I certify that:
                                          (1) The number shown on this form is my correct
                                          Taxpayer Identification Number (or I am waiting
                                          for a number to be issued to me), AND
                                          (2) I am not subject to backup withholding either
                                          because (a) I am exempt from backup withholding,
                                          or (b) I have not been notified by the Internal
                                          Revenue Service ("IRS") that I am subject to
                                          backup withholding as a result of a failure to
                                          report all interest or dividends, or (c) the IRS
                                          has notified me that I am no longer subject to
                                          backup withholding.
                                          CERTIFICATION INSTRUCTIONS. -- You must cross out
                                          item (2) above if you have been notified by the
                                          IRS that you are subject to backup withholding
                                          because of under reporting interest or dividends
                                          on your tax return. However, if after being
                                          notified by the IRS that you were subject to
                                          backup withholding, you received another
                                          notification from the IRS that you are no longer
                                          subject to backup withholding, do not cross out
                                          item (2). (Also see instructions in the enclosed
                                          Guidelines).
                                      -----------------------------------------------------
                                          SIGNATURE
                                          -----------------------------------------  DATE
                                          ------------, 1999
-------------------------------------------------------------------------------------------

                                    P
------------------------------------------------------------------------------------------
                                          PART I -- Social Security Number OR
                                             Employer Identification Number
                                       ------------------------------------------
                                         (If awaiting TIN, write "Applied For")
                                      -----------------------------------------------------
                                       PART II -- For Payees exempt from backup
              SUBSTITUTE               withholding, see the enclosed Guidelines
               FORM W-9                for Certification of Taxpayer
          DEPARTMENT OF THE            Identification Number on Substitute Form
              TREASURY                 W-9, check the exempt box below, and
          INTERNAL REVENUE             complete the Form W-9.
               SERVICE
                                       Exempt [ ]
           PAYORS REQUEST
            FOR TAXPAYER
           IDENTIFICATION
               NUMBER
               ("TIN")
          AND CERTIFICATION
                                      -----------------------------------------------------
                                       (1) The number shown on this form is my
                                       correct Taxpayer Identification Number (or
                                       I am waiting for a (2) I am not subject to
                                       backup withholding either because (a) I am
                                       exempt from backup withholding, or (b) I
                                       have not been notified by the Internal
                                       Revenue Service ("IRS") that I am subject
                                       to backup withholding as a result of a
                                       failure to report all interest or
                                       dividends, or (c) the IRS has notified me
                                       that I am no longer are subject to backup
                                       withholding because of under reporting
                                       interest or dividends on your tax return.
                                       However, if after being notified by the
                                       IRS that you were subject to backup
                                       withholding, you received another
                                       notification from the IRS that you are no
                                       longer subject to backup withholding, do
                                       not cross out item (2). (Also see
                                       instructions in the enclosed Guidelines).
                                      -----------------------------------------------------
-------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Offer Price made to me thereafter will be withheld until I provide a number.

Signature:
----------------------------------     Date:
------------ , 1999

Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Managers as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                [MCKENZIE LOGO]
                                156 Fifth Avenue
                               New York, New York
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                     THE DEALER MANAGERS FOR THE OFFER ARE:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                           (800) 323-5678 (Toll-Free)